      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 11, 2000


                                                      REGISTRATION NO. 333-36746

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--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                AMENDMENT NO. 1


                                       TO


                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                              CISCO SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

           CALIFORNIA                          3679                          77-0059951
  (State or other jurisdiction     (Primary Standard Industrial   (I.R.S. Employer Identification
      of incorporation or          Classification Code Number)                  No.)
         organization)

                             170 WEST TASMAN DRIVE
                           SAN JOSE, CALIFORNIA 95134
                                 (408) 526-4000
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                            ------------------------

                                LARRY R. CARTER
 SENIOR VICE PRESIDENT, FINANCE AND ADMINISTRATION, CHIEF FINANCIAL OFFICER AND
                                   SECRETARY
                              CISCO SYSTEMS, INC.
                             170 WEST TASMAN DRIVE
                           SAN JOSE, CALIFORNIA 95134
                                 (408) 526-4000
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                            ------------------------

                                   COPIES TO:

            THERESE A. MROZEK, ESQ.                          PATRICK J. RONDEAU, ESQ.
        BROBECK, PHLEGER & HARRISON LLP                         HALE AND DORR LLP
             TWO EMBARCADERO PLACE                               60 STATE STREET
                 2200 GENG ROAD                            BOSTON, MASSACHUSETTS 02109
          PALO ALTO, CALIFORNIA 94303                       TELEPHONE: (617) 526-6000
           TELEPHONE: (650) 424-0160                        FACSIMILE: (617) 526-5000
           FACSIMILE: (650) 496-2865

     APPROXIMATE DATE OF COMMENCEMENT OF THE PROPOSED SALE TO THE PUBLIC: At the Effective Time of the Merger of a wholly-owned subsidiary of the Registrant with and into ArrowPoint Communications, Inc., which shall occur as soon as practicable after the Effective Date of this Registration Statement and the satisfaction or waiver of all conditions to closing of such Merger.

     If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

                            ------------------------


     THE REGISTRANT HEREBY AMENDS THE REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT THAT SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SUCH SECTION 8(a), MAY DETERMINE.
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--------------------------------------------------------------------------------

                                EXPLANATORY NOTE



     The purpose of this Amendment No. 1 to the Registration Statement is solely to file certain exhibits to the Registration Statement, as set forth below in
Item 21(a) of Part II.

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Section 317 of the California Corporations Code authorizes a court to award, or a corporation's Board of Directors to grant, indemnity to directors and officers in terms sufficiently broad to permit indemnification, including reimbursement of expenses incurred, under certain circumstances for liabilities arising under the Securities Act. Cisco's Restated Articles of Incorporation, as amended, and Amended Bylaws provide for indemnification of its directors, officers, employees and other agents to the maximum extent permitted by the California Corporations Code. In addition, Cisco has entered into indemnification agreements with each of its directors and officers.

ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

     (a) The following exhibits are filed herewith or incorporated by reference herein:


EXHIBIT
NUMBER                                EXHIBIT TITLE
-------                               -------------
   2.1*   --   Agreement and Plan of Merger and Reorganization dated as of
               May 4, 2000 by and among Cisco Systems, Inc., Archer
               Acquisition Corporation and ArrowPoint Wireless
               Communications, Inc. (attached as Appendix A to the proxy
               statement/prospectus contained in this registration
               statement).
   2.2*   --   Stock Option Agreement dated as of May 4, 2000 by and among
               Cisco Systems, Inc. and ArrowPoint Communications, Inc.
               (attached as Appendix B to the proxy statement/ prospectus contained in this registration statement).
   3.1*   --   Cisco Systems, Inc.'s Restated Articles of Incorporation as
               currently in effect, including the Certificate of
               Determination of Series A Junior Participating Preferred
               Stock (incorporated by reference to Registrant's Annual
               Report on Form 10-K for the fiscal year ended July 25,
               1998).
   3.2*   --   Certificate of Amendment to Cisco Systems, Inc. Restated
               Articles of Incorporation (incorporated by reference to
               Exhibit 3.1.2 to the Registrant's Quarterly Report on Form
               10-Q for the quarterly period ended October 30, 1999).
   3.3*   --   Cisco Systems, Inc.'s Amended and Restated Bylaws, as
               currently in effect (incorporated by reference to Exhibit
               3.2 to the Registrant's Quarterly Report on Form 10-Q for
               the fiscal quarterly period ended October 30, 1999).
   4.1*   --   Form of Specimen Certificate for Cisco Systems, Inc.'s
               Common Stock (incorporated by reference to Exhibit 28.01 of
               Registrant's Registration Statement on Form S-1 (File No.
               33-32778)).
   4.2*   --   Rights Agreement dated as of June 10, 1998 by and among
               Cisco Systems, Inc.'s and BankBoston, N.A., as Rights Agent
               (incorporated by reference to Registrant's Current Report on
               Form 8-K filed on June 11, 1998).
   5.1*   --   Opinion of Brobeck, Phleger & Harrison LLP regarding the
               legality of the securities being issued.
   8.1    --   Opinion of Brobeck, Phleger & Harrison LLP regarding certain tax matters.
   8.2    --   Opinion of Hale and Dorr LLP regarding certain tax matters.
  23.1*   --   Consent of PricewaterhouseCoopers LLP with respect to Cisco
               Systems, Inc.'s financial statements.

EXHIBIT
NUMBER                                EXHIBIT TITLE
-------                               -------------
  23.2*   --   Consent of Arthur Andersen LLP with respect to ArrowPoint
               Communications, Inc.'s financial statements.
  23.3    --   Consent of Brobeck, Phleger & Harrison LLP (included in
               Exhibit 5.1 and Exhibit 8.1).
  23.4    --   Consent of Hale and Dorr LLP (included in Exhibit 8.2).
  23.5    --   Consent of Goldman, Sachs & Co.
  24.1*   --   Power of Attorney (see page II-4).


------------------------

* Previously filed.


ITEM 22. UNDERTAKINGS.

     The undersigned Registrant hereby undertakes:

     1. That, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act), that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be a bona fide offering thereof;

     2. That, prior to any public reoffering of the securities registered hereunder through use of a prospectus which is a part of this Registration Statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, such reoffering prospectus will contain the information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form;

     3. That every prospectus (i) that is filed pursuant to paragraph (2) immediately preceding, or (ii) that purports to meet the requirements of
        Section 10(a)(3) of the Securities Act and is used in connection with an offering of securities subject to Rule 415, will be filed as a part of an amendment to this Registration Statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

     4. To respond to requests for information that is incorporated by reference into the prospectus pursuant to Item 4, 10(b), 11 or 13 of Form S-4, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of this Registration Statement through the date of responding to the request; and

     5. To supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in this Registration Statement when it became effective.

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described under Item 20 above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities

(other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                            [signature pages follow]

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose, State of California, on this 11th day of May.


                                          CISCO SYSTEMS, INC.

                                          By:       /s/ JOHN T. CHAMBERS
                                            ------------------------------------
                                                John T. Chambers, President,
                                            Chief Executive Officer and Director


     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.



             SIGNATURE                               TITLE                      DATE
             ---------                               -----                  ------------
        /s/ JOHN T. CHAMBERS           President, Chief Executive Officer   May 11, 2000
------------------------------------   and Director (Principal Executive
          John T. Chambers                          Officer)

        /s/ LARRY R. CARTER*           Senior Vice President, Finance and   May 11, 2000
------------------------------------    Administration, Chief Financial
          Larry R. Carter               Officer and Secretary (Principal
                                       Financial and Accounting Officer)

       /s/ JOHN P. MORGRIDGE*          Chairman of the Board and Director   May 11, 2000
------------------------------------
         John P. Morgridge

      /s/ DONALD T. VALENTINE*             Vice Chairman and Director       May 11, 2000
------------------------------------
        Donald T. Valentine

       /s/ JAMES F. GIBBONS*                        Director                May 11, 2000
------------------------------------
          James F. Gibbons

        /s/ STEVEN M. WEST*                         Director                May 11, 2000
------------------------------------
           Steven M. West

        /s/ EDWARD R. KOZEL*                        Director                May 11, 2000
------------------------------------
          Edward R. Kozel

        /s/ CAROL A. BARTZ*                         Director                 May 11 2000
------------------------------------
           Carol A. Bartz

        /s/ JAMES C. MORGAN*                        Director                May 11, 2000
------------------------------------
          James C. Morgan

             SIGNATURE                               TITLE                      DATE
             ---------                               -----                  ------------
         /s/ MARY CIRILLO*                          Director                May 11, 2000
------------------------------------
            Mary Cirillo

          /s/ ARUN SARIN*                           Director                May 11, 2000
------------------------------------
             Arun Sarin

     *By: /s/ JOHN T. CHAMBERS
------------------------------------
          John T. Chambers
          Attorney-in-fact

                               INDEX TO EXHIBITS


EXHIBIT
NUMBER                                EXHIBIT TITLE
-------                               -------------
 2.1*     --   Agreement and Plan of Merger and Reorganization dated as of
               May 4 by and among the Registrant, Archer Acquisition
               Corporation and ArrowPoint Communications, Inc. (attached as
               Appendix A to the proxy statement/prospectus contained in
               this registration statement).
 2.2*     --   Stock Option Agreement dated as of May 4 by and among the
               Registrant and        Communications, Inc. (attached as
               Appendix B to the proxy statement/prospectus contained in
               this registration statement).
 3.1*     --   Registrant's Restated Articles of Incorporation as currently in effect, including the Certificate of Determination of
               Series A Junior Participating Preferred Stock (incorporated by reference to the Registrant's Annual Report on Form 10-K for the fiscal year ended July 25, 1998).
 3.2*     --   Certificate of Amendment to Cisco Systems, Inc. Restated
               Articles of Incorporation (incorporated by reference to
               Exhibit 3.1.2 to the Registrant's Quarterly Report on Form
               10-Q for the quarterly period ended October 30, 1999).
 3.3*     --   Cisco Systems, Inc.'s Amended and Restated Bylaws, as
               currently in effect (incorporated by reference to Exhibit
               3.2 to the Registrant's Quarterly Report on Form 10-Q for
               the fiscal quarterly period ended October 30, 1999).
 4.1*     --   Form of Specimen Certificate for Registrant's Common Stock
               (incorporated by reference to Exhibit 28.01 of Registrant's
               Registration Statement on Form S-1 (File No. 33-32778)).
 4.2*     --   Rights Agreement dated as of June 10, 1998 by and among the
               Registrant and BankBoston, N.A., as Rights Agent
               (incorporated by reference to Registrant's Current Report on
               Form 8-K filed on June 11, 1998).
 5.1*     --   Opinion of Brobeck, Phleger & Harrison LLP regarding the
               legality of the securities being issued.
 8.1      --   Opinion of Brobeck, Phleger & Harrison LLP regarding certain tax matters.
 8.2      --   Opinion of Hale & Dorr LLP regarding certain tax matters.
23.1*     --   Consent of PricewaterhouseCoopers LLP with respect to
               Registrant's financial statements.
23.2*     --   Consent of Arthur Andersen LLP with respect to ArrowPoint
               Communications, Inc.'s financial statements.
23.3      --   Consent of Brobeck, Phleger & Harrison LLP (included in
               Exhibit 5.1 and Exhibit 8.1).
23.4      --   Consent of Hale & Dorr LLP (included in Exhibit 8.2).
23.5      --   Consent of Goldman, Sachs & Co.
24.1*     --   Power of Attorney (see page II-4).


------------------------

* Previously filed.